UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                              January 29, 2016

RESORT SAVERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1309 Wanjun Jingmao Building No. 21 Baoxing Road Bao An Central, Shenzhen, China	518133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 0086-0755-23106825

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement.
On January 29, 2016, Resort Savers, Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “Agreement”) with Mr. Yang Baojin, a citizen of the People’s Republic of China, and Huaxin Changrong (Shenzhen) Technology Service Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Huaxin”) which is a wholly owned subsidiary of Xing Rui International Investments Holding Group Co., Ltd., a Seychelles corporation which is a wholly owned subsidiary of the Company.  Mr. Baojin is the president and majority owner of Beijing Yandong Tieshan Oil Products Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“BYTOC”).
The Agreement provides that the Company will issue 6,000,000 shares of its common stock, par value $0.001, to Mr. Baojin, and Mr. Baojin will deliver to Huaxin an ownership interest in BYTOC such that Huaxin will own 51% of all ownership interests in BYTOC, provided that 1,200,000 shares of the Company’s common stock (20% of the common stock to be delivered to Mr. Baojin) will be withheld by the Company for a period of 12 months in order to secure against breach by Mr. Baojin of his representations and warranties contained in the Agreement, as well as to secure the fulfillment of his covenants and further obligations under the Agreement (the “Exchange”).
BYTOC is principally engaged in the trading of oil, gas and lubricant products within the People’s Republic of China. Apart from the transactions pursuant to the Agreement, neither the Company nor Huaxin have a material relationship with either of Mr. Baojin or BYTOC.
Under the Agreement, Mr. Baojin guarantees, for five years, that BYTOC will have an annual net income of Yuan Renminbi (the currency of the People’s Republic of China – “RMB”) 10 million.  To the extent that in any year the actual net income of BYTOC is less than RMB 10 million, then Mr. Baojin will pay Huaxin a cash payment equal to 51% of the shortfall.
The Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties, which are subject to certain qualification and limitations, including with respect to materiality.
The Agreement was approved by a written consent of the Board of Directors of the Company on January 29, 2016 and the closing of the transactions under the Agreement occurred concurrently with the execution and delivery of the Agreement.
As a result of the closing of the transactions under the Agreement, Huaxin now owns a majority of the ownership interest of BYTOC.  Pursuant to the Agreement, as soon as reasonably practicable following the closing, the parties will amend the articles of association and bylaws of BYTOC so as to require a vote of the majority of the ownership interests in BYTOC to (i) approve the acquisition of BYTOC by means of a merger, (ii) approve the sale of substantially all assets of BYTOC, (iii) liquidate, dissolve or wind-up the business and affairs of BYTOC, (iv) amend, alter or repeal any provision of the articles of association or bylaws of BYTOC, (v) create any class or series of capital stock of BYTOC, (vi) pay or declare any dividend or make any distribution on any shares of capital stock of BYTOC, (vii) issue any debt security, and/or (viii) elect each member of the board of directors of BYTOC.
The total value of the exchange, based on the value of the Company’s common stock as of the close of trading on January 28, 2016, is $3,435,000.
The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01.                          Completion of Acquisition or Disposition of Assets.
On January 29, 2016, the Company completed the acquisition of a majority ownership stake in BYTOC pursuant to the Agreement. As consideration for the transaction, the Company issued to Mr. Baojin 6,000,000 shares of its common stock, subject to the withholding of certain shares as discussed under Item 1.01 of this Current Report on Form 8-K.  The Company did not source funds from any third party in connection with the transactions under the Agreement. The information set forth under Items 1.01 and 3.02 of this Form 8-K is hereby incorporated into this Item 2.01 by reference.
Item 3.02.                          Unregistered Sales of Equity Securities.
The shares of common stock issued by the Company pursuant to the Agreement have been issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), and in reliance upon exemptions from registration set forth therein and in the rules and regulations thereunder, including Section 4(a)(2) of the Securities Act and Regulation S promulgated thereunder. As part of executing the Agreement and receiving the Company’s common stock, Mr. Baojin provided representations and warranties consistent with the requirements of Regulation S.

The information contained in Items 1.01 and 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference.

Item 7.01.                          Regulation FD Disclosure.

On February 1, 2016, the Company issued a press release announcing the closing of the Exchange described in Item 1.01 of this Current Report on Form 8-K. Such press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The financial statements required by this Item 9.01, with respect to the Exchange described in Item 2.01 of this Current Report on Form 8-K, will be filed by the registrant by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(b)    Pro Forma Financial Information

The pro forma financial information required by this Item 9.01, with respect to the Exchange described in Item 2.01 of this Current Report on Form 8-K, will be filed by the registrant by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Exchange Agreement entered into as of January 29, 2016 by and among Resort Savers, Inc., Yang Baojin and Huaxin Changrong (Shenzhen) Technology Service Co., Ltd.

99.1	Press release of Resort Savers, Inc. dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORT SAVERS, INC.
Date: February 1, 2016	By: /s/ Zhou Gui Bin
Name: Zhou Gui Bin
Title: President

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